February 18, 1998


VIA EDGAR TRANSMISSION

Securities and
  Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20540

                    Re:  Nicholas Limited Edition, Inc. (the "Fund")
               SEC File No. 33-11420
               Post-Effective Amendment No. 12
               Registration Statement on Form N-1A

To whom it may concern:

      In  connection  with  the amendment  by  the  Fund  of  its registration  statement  on Form N-1A  under  Section  8  of  the
Investment Company Act of 1940, as amended, and pursuant to the provisions of Rule 472 and Rule 485 under the Securities Act of 1933, as amended, and pursuant to Regulation S-T relating to electronic filings, we enclose for filing a copy of Post-
Effective   Amendment  No.  12  to  the  Registration  Statement.
As indicated in the Exhibit Index certain exhibits will follow in subsequent filing(s) as well as other pertinent financial data.


				   Very truly yours,

                               NICHOLAS COMPANY, INC.



                                   /s/ Jeffery T. May
                                   --------------------
                                   JEFFREY T. MAY
                                   Senior Vice President and Treasurer
Enclosure


As  filed with the Securities and Exchange Commission on February 18, 1999

                                                File No. 33-11420


                           FORM N-1A

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X
                 PRE-EFFECTIVE AMENDMENT NO. __
                POST-EFFECTIVE AMENDMENT NO. 12                 X

                              and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                       AMENDMENT NO. 12                         X



                 NICHOLAS LIMITED EDITION, INC.
       (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       700 North Water Street, Milwaukee, Wisconsin 53202
            (Address of Principal Executive Offices)

                         (414) 272-6133
      (Registrant's Telephone Number, including Area Code)

                 Albert O. Nicholas, President
                 Nicholas Limited Edition, Inc.
                     700 North Water Street
                   Milwaukee, Wisconsin 53202

                            Copy to:
                         Teresa M. Levy
                  Michael Best & Friedrich LLP
                   100 East Wisconsin Avenue
                   Milwaukee, Wisconsin 53202
            (Name and Address of Agent for Service)

It is proposed that the filing will become effective:

 _      immediately upon filing pursuant to paragraph (b)
 _      on                    pursuant to paragraph (b)
 _      60 days after filing pursuant to paragraph (a)
 X      on April 30, 1999 pursuant to paragraph (a)(1)
 _      75 days after filing pursuant to paragraph (a)(2)
 _      on __________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
_ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Common Stock, $0.01 par value per share
Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On February 26______________, 1999, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended December 31, 1998.











                 Nicholas Limited Edition, Inc.




                           Form N-1A







                      PART A:  PROSPECTUS
                 NICHOLAS LIMITED EDITION, INC.

                           Prospectus
                         April 30, 1999



The Fund's investment objective is long-term growth with income as a secondary consideration. To achieve its objective, the Fund will invest in a diversified list of common stocks having growth potential.

     This Prospectus gives vital information about the Fund. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.

      This  offering is limited in scope and amount.  See  "SHARE
LIMITATION."





                       Investment Adviser
                    NICHOLAS COMPANY, INC.


              Minimum Initial Investment - $2,000



                 As with all mutual funds, the
Securities and Exchange Commission has not approved or  disapproved of the Fund's shares or determined whether this
          prospectus is accurate or complete.  Anyone
         who tells you otherwise is committing a crime.




700  North Water Street   Suite 1010   Milwaukee, Wisconsin 53202
                (414) 272-6133   (800) 227-5987

                       TABLE OF CONTENTS
                                                             Page

AN OVERVIEW OF THE FUND.................................       __


SHARE LIMITATION........................................       __

FUND INVESTMENTS........................................       __

INVESTMENT RISKS........................................       __

FINANCIAL HIGHLIGHTS....................................       __

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.............       __

PERFORMANCE DATA........................................       __

THE FUND'S INVESTMENT ADVISER...........................       __

PRICING OF FUND SHARES..................................       __

PURCHASE OF FUND SHARES.................................       __

REDEMPTION OF FUND SHARES...............................       __

EXCHANGE BETWEEN FUNDS..................................       __

TRANSFER OF FUND SHARES.................................       __


DIVIDENDS AND FEDERAL TAX STATUS........................       __

DIVIDEND REINVESTMENT PLAN.....................,........       __

SYSTEMATIC WITHDRAWAL PLAN..............................       __

INDIVIDUAL RETIREMENT ACCOUNTS..........................       __

MASTER RETIREMENT PLAN..................................       __


YEAR 2000 ISSUES........................................       __

FOR MORE INFORMATION ABOUT THE FUND.....................    Back Cover

      No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated April 30, 1999 and, if given or made, such information or representations may not be relied upon as having been authorized by Nicholas Limited Edition, Inc.

      This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, shares of the Fund to any person in any state or jurisdiction. The delivery of this Prospectus at any time shall not imply that there has been no change in the affairs of Nicholas Limited Edition, Inc. since the date hereof.


                        AN OVERVIEW OF THE FUND


GOALS

     The Fund seeks long-term growth, with income as a secondary consideration.

SHARE LIMITATION

     You should be aware that the Fund is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). As a result, at times the Fund may be closed to new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. However, redemptions of shares will continue to be accepted even if the Fund is closed. In addition, the Fund has the right to restrict investments by any single shareholder (by rejecting new or additional purchases) if such investments would result in the aggregate value of the shareholder's account equaling 5% or more of the total assets of the Fund.

PRINCIPAL INVESTMENT STARTEGIES

     To pursue the Fund's goal of long-term capital growth, the Fund primarily invests in common stocks of U.S. small- and medium-sized companies. The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. In distinguishing company size in terms of sales volume, the Fund considers a company's sales volume relative to peer companies in the company's industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $2.0 billion as "small," between $2.0 billion and $7.5 billion as "medium," and greater than $7.5 billion as "large." To a lesser extent, the Fund may invest in companies with medium and large capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. Income is not a significant factor in selecting the Fund's investments.

     A major portion of the Fund's portfolio generally will be invested in common stocks of the types of companies, and in the manner, as described above, at all times. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum or maximum percentage of the Fund's assets which is required to be invested in the securities of companies in any particular industry or group of industries. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation) (subject to specific limits as to the percentage of Fund assets which may be invested in such securities), debt securities, debt securities and preferred stock convertible into common stock, securities of other investment companies (up to 10% of the Fund's total assets) and securities offered in private placements.

     For liquidity or flexibility, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. As a temporary defensive tactic because of adverse market, economic, political or other conditions, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. The Fund usually will not invest more than 5% of its total assets (at the time of purchase) in non-investment grade fixed-income securities.

     For further information on the Fund's principal investment strategies and how the Fund invests, see "Fund Investments" starting on page __.

PRINCIPAL RISKS OF INVESTING

     As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive over any period of time. In addition, the value of the Fund's investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares may occur because a particular stock market is rising or falling. At other times, there may be specific factors that may affect the value of a particular investment of the Fund. If the value of the Fund shares or the value of the Fund's investments go down, you may lose money.

     In addition, because the Fund will invest most of its assets in the securities of small-companies, and to a lesser extent, medium-sized companies, the Fund will be subject to additional risks.
Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow Jones Industrial Average. Therefore, during the history of the Fund, its price per share has often been more volatile.

     The Fund also is subject to selection risk, which is the risk that the stocks the Fund's adviser selects will underperform markets or other mutual funds with similar investment objectives and strategies.

     Due to the Fund's share limitation noted above, the Fund may be forced to sell securities in its portfolio to meet redemption requests in adverse market conditions which could have a negative impact on the value of Fund shares.

     In addition, although the Fund primarily will invest in the common stocks of small-companies, and to a lesser extent, medium-sized companies, certain investments by the Fund and certain investment techniques the Fund may use entail other risks, as described in further detail herein.
In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved. Before you invest, please read "Investment Risks" starting on page __.

WHO MAY WANT TO INVEST

     The Fund may be appropriate for investors who:

          *    Have longer time horizons
          * Are willing to accept higher short-term risk along with higher potential long-term returns
          *    Want to diversify their portfolios
          * Are seeking a fund for the growth portion of an asset allocation portfolio
          * Are investing with long-term goals in mind, such as retirement or to fund a child's future education

    The Fund may NOT be appropriate if you:

          *    Are investing with a shorter time horizon in mind
          * Are uncomfortable with an investment that will go up and down in value
          *    Are looking for current income

PERFORMANCE INFORMATION

    Mutual fund performance is commonly measured as total return. Total return measures the price change in a share assuming reinvestment of all dividend income and capital gain distributions. All mutual funds must use the same formula to calculate total return. The total returns that follow are based on historical results and do not reflect the effect of taxes.

    The bar chart and table shown below indicate the risks of investing in the Fund, by showing the variability of the Fund's total return over time and by showing how the Fund's historical performance compares with an alternative broad measures of market performance.

    The bar chart below shows changes in the Fund's calendar year total return for the following ten years.(1)

                         BAR CHART PLOT POINTS

 1989     1990     1991    1992     1993     1994    1995    1996    1997     1998
 ----     ----     ----    ----     ----     ----    ----    ----    ----    -----
17.36%   -1.73%   43.22%  16.78%   9.03%    -3.04%  30.18%  21.81%   33.02%  1.67%


       During the ten calendar year period shown in the above bar chart, the highest quarterly return was 21.86% (for the quarter ended March 31, 1991) and the lowest quarterly return was 18.45% (for the quarter ended September 30, 1990).

     The table below shows how the Fund's average annual returns for the one, five and ten calendar year periods ending on December 31, 1998 (the Fund's most recently completed calendar year), compare to the returns of the Russell 2000 Index and the

                          One              Five            Ten
                          Year            Years           Years

The Fund                 1.67%           15.77%          15.90%
Russell 2000 Index      (2.55)%          11.86%          12.92%

     The Russell 2000 Index is an unmanaged index that represents the average performance of a group of stocks of 2000 companies and is a widely used benchmark for small-capitalization U.S. stocks.

Of course, the Fund's past performance is no guarantee of its future returns.


FEES AND EXPENSES OF THE FUND

     Fund investors pay various expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
    (fees paid directly from your investment)
  Maximum Sales Charge (Load) Imposed on Purchases................   None
  Maximum Deferred Sales Charge (Load)............................   None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends.....   None
Redemption Fees...................................................    (1)
  Exchange Fee....................................................    (2)
  Maximum Account Fee.............................................   None

Annual Fund Operating Expenses(3) (as a percentage of average net assets)
    (expenses that are deduced from Fund assets)
  Management Fees.................................................  0.75%
  Distribution [and/or Service] (12b-1) Fees(4)...................   None
  Other Expenses..................................................  0.10%
  Total Annual Fund Operating Expenses............................  0.85%
__________
(1) A fee of $12.00 is charged for each wire redemption.
(2) A fee of $5.00 is charged for each telephone exchange.
(3) Annual Fund Operating Expenses are based on expenses incurred for the fiscal year ended December 31, 1998.
(4) Some mutual funds charge these fees to pay for advertising and other costs of selling shares.

Example: This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.(1)

                                  One     Three      Five      Ten
                                  Year    Years     Years      Years
The Example assumes that you      ----    -----     -----      -----
invest $10,000 in the Fund for the
time periods indicated and then
redeem all of your shares at the
end of those periods.  The
Example also assumes that your
investment has a 5% return
each year and that the Fund's
operating expenses remain
the same.  Although your
actual costs may be higher or
lower, based on these
assumptions, your costs would be:     $ 87    $ 272   $ 472   $1,049

You would pay the following expenses
if you did not redeem your shares:    $ 87    $ 272   $ 472   $1,049

__________

(1) This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

     For a further description of the fees paid to the Fund's adviser, the Nicholas Company, Inc., see "The Fund's Investment Adviser" on page
___.

PORTFOLIO MANAGEMENT

     Mr. David O. Nicholas is Senior Vice President and the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. David O. Nicholas is President and Chief Investment Officer of the Adviser, and has been employed by the Adviser since 1985. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of, the portfolios of the Fund and Nicholas II, Inc. since March 1993. He also has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996. He is a Chartered Financial Analyst.
                        SHARE LIMITATION

     The Fund is restricted in size to a maximum of 20 million shares of common stock outstanding. A maximum of ten million shares (net of redemptions) are available for purchase by investors and ten million are reserved for reinvestment of capital gain and dividend distributions.

     At such time as the maximum of ten million shares are issued and outstanding (without taking into account shares outstanding as a result of capital gain and dividend distributions), the Fund will close to all new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In addition, the Fund may close to new investments from time to time as may be determined by the officers of the Fund. However, redemptions of shares will continue to be accepted. Should the number of outstanding shares decline through redemptions, or at other appropriate times, the officers of the Fund may, in their discretion, authorize the Fund to reopen for further investment. Due to the limitation on its size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions.

     The officers of the Fund have the right to restrict investments by any single shareholder by rejecting any new or additional subscription for shares (including exercise of the exchange privilege with other investment companies for which Nicholas Company, Inc. serves as investment adviser but not including reinvestment of capital gain and dividend distributions) which would result in the aggregate value of such shareholder's account equaling 5% or more of the total net assets of the Fund. For the purpose of this restriction, related accounts (as determined by the officers of the Fund in their discretion) may be grouped together to determine an aggregate account value.

                        FUND INVESTMENTS

     The Fund's main goal is long-term capital growth through investments primarily in a diversified portfolio of equity securities of small- and medium-sized companies located in the United States.

     The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. In distinguishing company size in terms of sales volume, the Fund considers a company's sales volume relative to peer companies in the company's industry. In terms of market capitalization, the Fund uses the following standard:

                                             MARKET CAPITALIZATION
                                             ---------------------
          Small........................        0 to $2.0 Billion
          Medium.......................   $2.0 Billion to $7.5 Billion
          Large........................        Over $7.5 Billion

     To pursue the Fund's goal of long-term capital growth the Fund
primarily invests in common stocks of small-sized companies.   To
a lesser extent, the Fund may invest in companies with medium and large capitalizations. The Fund believes the stocks of successful, well-run, small-sized companies have superior appreciation potential
because their revenues and   earnings  often  are  growing  more
rapidly than those of larger companies. The Fund also believes small-sized companies often have the potential for more rapid, and greater, long-term growth because of newer and more innovative products.
The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

     The Fund looks for established companies with the potential for superior growth in sales and earnings. The Fund seeks companies that are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company's value, including the following:

          *    a company's strategic position in its industry
          *    sales and earnings growth
          *    product development
          *    quality of management
          *    overall business prospects
          *    a company's price to earnings ratio
               (including an analysis of such ratio in relation to the company's growth rate and industry trends)

     Income is not a significant factor in selecting the Fund's investments. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum or maximum percentage of the Fund's assets which is required to be invested in the securities of companies in any particular industry or group of industries. However, the Fund may not invest more than 5% of its total net assets in the securities of any one issuer, and not more than 25% of the value of the Fund's total net assets may be concentrated in companies in any particular industry or group of industries. In addition, the Fund may not hold more than 10% of the voting securities of any one issuer.

     The Fund has no stated minimum holding period for investments, and will buy or sell securities whenever the Fund sees an appropriate opportunity. Securities are not purchased with a view toward rapid turnover or to obtain short-term trading profits (defined as profits on assets held less than twelve months). The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company's financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company's market capitalization grows to a point that it is clearly no longer a small- or medium- capitalization stock or if a company's stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

     It is anticipated that a major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above at all times. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation) (subject to specific limits as to the percentage of Fund assets which may be invested in such securities as discussed herein), debt securities, debt securities and preferred stock convertible into common stock, securities of other investment companies (up to 10% of the Fund's total assets) and securities offered in private placements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

     For liquidity or flexibility, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities, and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. The Fund usually will not invest more than 5% of its total assets (at the time of purchase) in non-investment grade fixed-income securities.

     As a temporary defensive tactic because of adverse market, economic, political or other conditions, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. In the event the Fund employs such a temporary defensive tactic in response to abnormal market or other conditions, the Fund may not achieve its investment objective during the period in which the Fund maintains such defensive position.
Investment Restrictions Which May Be Changed Without Shareholder
Approval

     The Fund's Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

          * Not more than 15% of the Fund's total assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation)

          * No investments in interests in oil, gas or other mineral explanation programs are permitted (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)

          * No investments in puts, calls, straddles, spreads or any combinations thereof are permitted

          * No investments in securities of other open-end management-type investment companies are permitted

Any Board imposed change to the above-noted investment restrictions will be made only upon advance notice to shareholders in the form of an amended Statement of Additional
Information filed with the SEC.

     All percentage limitations apply on the date of investment by the Fund. As a result, if a percentage restriction is adhered to at the time of the investment, a later increase in percentage resulting from a change in market value of the investment or the total assets of the Fund will not constitute a violation of that restriction.

     The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Statement of Additional Information, see the back cover page of this Prospectus.


                        INVESTMENT RISKS

     This section contains a summary description of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive over any period of time.

     MARKET RISK.   The value of the Fund's investments, and
therefore, the value of your Fund shares, may go up or down.
Value changes in the Fund's investments and consequently, your Fund shares may occur because a particular stock market is rising or falling. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares. If the value of the Fund shares or the value of the Fund's investments go down, you may lose money.

     PORTFOLIO-SPECIFIC RISK. Because the Fund will invest most of its assets in the securities of small- and medium-sized companies, the Fund will be subject to additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow Jones Industrial Average. Therefore, during the history of the Fund, its price per share has often been more volatile.

     SELECTION RISK. The Fund also is subject to selection risk, which is the risk that the stocks the Fund's adviser selects will underperform the markets or other mutual funds with similar investment objectives and strategies. It is anticipated that a major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above, at all times. However, the Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum or maximum percentage of the Fund's assets which is required to be invested in the securities of companies in any particular industry or group of industries.

     RISKS RELATED TO THE FUND'S SHARE LIMITATION. The Fund is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions) As a result, at times the Fund may be closed to new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. However, even if the Fund is closed to new investments, redemptions of shares will continue to be accepted. Due to the limitation on size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions which could have a negative impact on the value of your Fund shares.

     OTHER RISKS RELATED TO CERTAIN PORTFOLIO INVESTMENTS and Strategies. Although the Fund generally will invest in the common stocks of small- and medium-sized companies, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:

     LIQUIDITY, INFORMATION AND VALUATION RISKS OF CERTAIN
PORTFOLIO INVESTMENTS

          From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase and sale by the public under the Securities Act of 1933, as amended). Securities of unseasoned companies and securities issued in private placements may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade, may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.

          These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 15% of its total assets in equity securities which are not readily marketable and in securities of unseasoned companies (however, as noted above, the Fund's Board may amend this restriction without shareholder approval). In addition, the Fund may not invest more than 5% of the Fund's total assets in bonds, debentures or other debt securities distributed in private placements.

     DEBT SECURITIES AND PREFERRED STOCK

          From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts.

          Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. The value of preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and debt securities will be affected by the factors that affect both equity securities (such as stock market movements generally) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

          These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of appreciation in value.

     REPURCHASE AGREEMENTS

          The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.

          Not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements;
     provided, however, that repurchase agreements maturing in more than seven days, when combined with certain debt securities acquired in private placements, may not constitute more than 5% of the Fund's total net assets, taken at market.

     FIXED INCOME SECURITIES

           The Fund may invest in investment grade and non-investment grade fixed income securities. "Investment grade fixed income securities" refers to fixed income securities ranked in one of the top four debt security rating categories of any of the NRSROs, or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. The Fund usually will not invest more than 5% of its total assets (at the time of purchase) in non-investment grade fixed income securities. However, this policy does not prohibit the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

          Non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of non-investment grade securities also will adversely impact the Fund's net asset value.

     BORROWINGS

          The use of borrowings can increase the Fund's exposure to market risk. If the fund borrows money to make more investments than it otherwise could or to meet redemptions, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES

          The Fund may invest generally up to 10% of its total assets in securities of other investment companies.
     Investments in these securities will involve duplication of advisory fees and certain other expenses.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

                      FINANCIAL HIGHLIGHTS
         (For a share outstanding throughout each year)

     The financial highlights table below is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The following Financial Highlights of the Fund for the five years ended December 31, 1998, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Fund's Annual Report for the fiscal year ended December 31, . The table should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report, which are incorporated by reference into the Statement of Additional Information and which may be obtained without charge by writing or calling the Fund.

                                                      Year ended December 31,
                                            ----------------------------------------
                                              1998    1997    1996    1995    1994
                                              ----    ----    ----    ----    ----
NET ASSET VALUE, BEGINNING OF YEAR......     $25.07  $20.74  $19.22  $17.09  $18.68
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................        .01     .00*    .01     .08     .10
  Net gains (losses) on securities
     (realized and unrealized)..........        .38    6.82    4.14    5.07    (.68)
                                              -----   -----   -----   -----   -----
     Total from investment operations...       0.39    6.82    4.15    5.15    (.58)
                                              -----   -----   -----   -----   -----

  LESS DISTRIBUTIONS:
  Dividends (from net investment income)       (.01)   (.00)** (.01)   (.08)   (.10)
  Distributions (from capital gains)....      (1.25)  (2.49)  (2.62)  (2.94)   (.91)
  Distributions (in excess of book
     realized gains) (Note 1 (d)).......       (.00)**   --      --      --      --
                                              -----   -----   -----   -----   -----

     Total distributions.................     (1.26)  (2.49)  (2.63)  (3.02)  (1.01)
                                              -----   -----   -----   -----   -----

NET ASSET VALUE, END OF YEAR.............    $24.20  $25.07  $20.74  $19.22  $17.09
                                              -----   -----   -----   -----   -----
                                              -----   -----   -----   -----   -----

TOTAL RETURN.............................     1.67%  33.02%  21.81%  30.18%  (3.04%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions).......    $367.2  $328.0  $232.8  $169.6  $142.6
Ratio of expenses to average net assets..      .85%    .86%    .86%    .90%    .90%
Ratio of net investment income
  to average net assets..................      .06%    .01%    .06%    .38%    .52%
Portfolio Turnover Rate..................    30.06%  37.05%  32.31%  35.77%  16.29%

 * The amount rounds to $0.00, actual amount $0.0029.

** The amount rounds to $(0.00), actual amount $(0.0020).

          Please consider the performance information above in light of the Fund's investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Fund shares may go up and down.


               MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

          The Fund's primary objective is long-term growth. In an effort to achieve this objective, the Adviser purchases stocks for the Fund in small and medium size companies that represent good value in relation to their growth prospects. Individual stock selection is the focal point of the Adviser's equity philosophy. The Adviser's efforts are directed toward purchasing stocks that represent good value based upon the criteria outlined below. It is also the Adviser's strong conviction that superior long-term results are achieved through the minimization of capital losses during adverse periods in the general market. The Adviser primarily seeks stocks where the price/earnings ratio is low in relation to earnings growth or where the price is reasonable in relation to book value. Above average secular earnings growth and strong current earnings momentum are important factors.

          At December 31, 1998, the Fund's portfolio consisted of equity holdings in 60 companies, representing 98.07% of the Fund's total net assets, convertible bond holdings in one company, representing 0.38% of the Fund's total net assets, and short-term investments representing 2.03% of the Fund's total net assets.
     The Fund's performance in 1998 was driven primarily by individual holdings in _______-related. For example, in 1998, the market values of ______________

          In terms of overall portfolio mix, the Fund continues to have significant positions in _______________ companies (_____% of the Fund's total net assets at December 31, 1998); ____________ companies (____%); ____________ companies
     (_______%); banks and finance (_____%); and _________ companies
     (____%). During 1998, the Fund decreased its relative percentage holdings in __________ companies (from __% at December 31, 1997 to ___% at December 31, 1998), and ______________ companies (from ___% at December 31, 1997 to ___% at December 31, 1998), and increased its relative percentage holdings in___________ companies (from ___% at December 31, 1997 to ___% at December 31,
     1998).

          In 1999, the Adviser intends to remain cautious, as valuation levels remain high by historical standards. The Adviser believes the Fund's focus on smaller domestic companies should help insulate the Fund from the current Asian market business-related concerns. However, the Adviser believes that the types of returns generated in the last three to five years in many of the equity funds have been unusually high, and may not be sustainable in the future.

          Set forth below are two line graphs showing a comparison of the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years and the most recently completed quarter ended March 31, 1999 of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year, to the same investment over the same periods in the two different sets of peer group indices.

          The peer group in the first graph includes the Russell 2000 Index and the Standard & Poor's 500 Composite Stock Price Index. This peer group is consistant with the peer group used in the performance graph which appeared in the Fund's Prospectus dated April 30, 1998. The peer group in the second graph only includes the Russell 2000r Index.
     The Fund intends to use the peer group index in the second graph in its performance graph in Fund prospectuses in future years. The Fund believes the Russell 2000 Index is more representative of the performance of small-capitalization companies (as compared to the Standard & Poor's 500 Index), which are the types of companies in which the Fund primarily invests. Therefore, the Fund believes the Russell 2000r Index alone provides a more meaningful and representative basis of comparison for Fund investors.


                        Nicholas Limited   Russell 2000r  Standard &
                         Edition, Inc.       Index        Poor's 500
                        ----------------   ----------     ------------
     December 31, 1988        10,000       10,000          10,000

     December 31, 1989        11,736       11,624          13,143

     December 31, 1990        11,533        9,356          12,724

     December 31, 1991        16,518       13,665          16,611

     December 31, 1992        19,289       16,180          17,887

     December 31, 1993        21,031       19,240          19,675

     December 31, 1994        20,392       18,890          19,937

     December 31, 1995        26,546       24,262          27,431

     December 31, 1996        32,335       28,263          33,729

     December 31, 1997        43,013       34,583          44,984

     December 31, 1998        43,731       33,701          57,840

     April 30, 1999



                        Nicholas Limited   Russell 2000r
                         Edition, Inc.       Index
                        ----------------   ----------
     December 31, 1988        10,000       10,000

     December 31, 1989        11,736       11,624

     December 31, 1990        11,533        9,356

     December 31, 1991        16,518       13,665

     December 31, 1992        19,289       16,180

     December 31, 1993        21,031       19,240

     December 31, 1994        20,392       18,890

     December 31, 1995        26,546       24,262

     December 31, 1996        32,335       28,263

     December 31, 1997        43,013       34,583

     December 31, 1998        43,731       33,701

     April 30, 1999

          The Fund's average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

                          One Year         Five Years        Ten Years
                           Ended             Ended             Ended
                     December 31, 1998   December 31, 1998   December 31, 1998
                     -----------------   -----------------   -----------------
     Average Annual
       Total Return         1.67%             15.77%           15.90%





        PAST PERFORMANCE IS NOT PREDICATIVE OF FUTURE PERFORMANCE

                        PERFORMANCE DATA

     The Fund may from time to time include its "total return" or "average annual total return" in advertisements or in information furnished to present or prospective shareholders. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is the total return discounted for the number of represented time periods and is expressed as a percentage. The rate represents the annual rate achieved on the initial investment to arrive at the ending redeemable value. The ending value assumes reinvestment of dividends and capital gains and the reduction of account charges, if any. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

     The "total return" and the "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund's performance. For additional information regarding the calculation of these performance data, see the Statement of Additional Information.

     In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including the Dow Jones Industrial Average, the Standard & Poor's 500 Index Composites, the National Association of Securities Dealers Automated Quotation System, the Russell 2000r Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar, Inc., CDA Investment Technologies, Inc. and Value Line, Inc.

                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc. located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision of the Fund's Board of Directors.

     The Adviser is the investment adviser to five other mutual funds, which, like the Fund, are sold without sales charge, and to approximately 25 institutions and individuals with substantial investment portfolios. The Adviser acts as investment adviser to the following additional mutual funds: Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. As of December 31, 1998, the Adviser had approximately $8.0 billion in assets under management.

     The annual fee is paid monthly to the Adviser and is based on the average net asset value of the Fund as determined by the valuations made at the close of each business day of the month. The annual fee is three-fourths of one percent (0.75 of 1%) of the average net asset value of the Fund.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also bears all sales and promotional expenses of the Fund other than expenses incurred in complying with laws regulating the issue or sale of securities.

     The Fund pays all of its operating expenses. Included as "operating expenses" are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs and costs related to the aforementioned items.

     Albert 0. Nicholas is President and a Director of the Fund and Chief Executive Officer and a Director of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser.

     Mr. David O. Nicholas is a Senior Vice President and the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. He is President and Chief Investment Officer, and a Director of the Adviser, and has been employed by the Adviser since December 1985. He also is a Chartered Financial Analyst. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of, the portfolios of the Fund and Nicholas II, Inc. since March 1993, and has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996. Mr. Albert O. Nicholas was Portfolio Manager of the Fund from the date of the Fund's inception until March 1993.


                     PRICING OF FUND SHARES

     When you buy shares of the Fund, the price per share you pay is the net asset value per share of the Fund. The net asset value of a share of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading.

     Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Most debt securities, excluding short-term investments, are valued at current evaluated bid price. Any securities for which there are no readily available market quotations will be valued at fair value, as determined in good faith by the Fund's Board of Directors. Brokerage commissions will be excluded in calculating values. All assets other than securities will be valued at their then current fair value using methods determined in good faith by the Fund's Board of Directors.

                     PURCHASE OF FUND SHARES

  MINIMUM           To Open An Account.........   $2,000
INVESTMENTS         To Add To An Account.......   $100
  [ICON]            Minimum Balance............   $2,000

                         The Fund's Automatic Investment Plan has
                    a minimum monthly investment of $50. Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

 APPLICATION             You may apply to purchase shares of
 INFORMATION        the Fund by submitting an application to
  [ICON]            Nicholas Limited Edition, Inc., c/o
                    Firstar Mutual Funds Services, LLC
                    ("Firstar"), P.0. Box 2944, Milwaukee,
                    Wisconsin 53201-2944. See the back cover page of this Prospectus for information on how to contact the Fund. The Fund also has available an Automatic Investment Plan for shareholders. Anyone interested should contact the Fund for additional information.

                         When you make a purchase, your purchase
                    price per share will be the net asset value
                    ("NAV") per share next determined after the time the Fund receives your application in proper order. The NAV is calculated once a day based on the closing market price for each security held in the Fund's portfolio. The determination of NAV for a particular day is applicable to all purchase applications received by the close of trading on the
                    (NYSE) on that day (usually 4:00 p.m., New
                    York time).

                         Applications to purchase Fund shares
                         received in proper  order on a day
                         the NYSE is open for trading, prior
                         to the close of trading on that day,
                         will be based on the NAV as of the
                         close of trading on that day.

                         Applications to purchase Fund shares
                         received in proper order AFTER the
                         close of trading on the NYSE will be
                         based on the NAV as   determined as
                         of the close of trading on the NEXT
                         day the NYSE is open.

                         Purchase of shares will be made in full
                    and fractional shares computed to three
                    decimal places.

                         You should be aware that DEPOSIT in the
                    U.S. mail or with other independent delivery services, or receipt at Firstar's Post Office Box, of purchase applications DOES NOT constitute receipt by Firstar or the Fund. DO NOT MAIL LETTERS BY OVERNIGHT COURIER TO THE POST OFFICE BOX ADDRESS. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

                         All applications to purchase Fund shares
                    are subject to acceptance or rejection by the Fund and are not binding until accepted. Your application must be in proper order to be accepted and may only be accepted by the Fund or an authorized agent of the Fund. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The custodian will charge a $20 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any account (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.




 WIRE PAYMENTS            You also may purchase Fund shares via the
   [ICON] Federal Reserve wire system. If a wire purchase is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for the wire purchase which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

                   Wire To:    Firstar Bank Milwaukee, N.A.
                               ABA 075000022

                   Credit:     Firstar Mutual Funds Services, LLC
                               Account 112-952-137

                    Further
                    Credit:    Nicholas Limited Edition, Inc.
                               (shareholder account number)
                               (shareholder registration)

                                The Fund and its transfer agent
                    are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.


 CERTIFICATES            Certificates representing Fund shares
   [ICON] purchased will not be issued unless the shareholder specifically requests certificates by written notice to the Fund. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. In no instance will certificates be issued for fractional shares. Where certificates are not requested, the Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

 THIRD PARTY              USE OF A PROCESSING INTERMEDIARY TO PURCHASE
  PURCHASES         FUND SHARES.  Shares of the Fund may be purchased
   [ICON]           through  certain broker-dealers, financial
                    institutions or other service providers
                    ("Processing Intermediaries"). When shares of the Fund are purchased this way, the Processing Intermediary, rather than its customer, may be the shareholder of record.
                    Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly.
                    An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus.

                                Processing Intermediaries may
                    charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                                Investors who do not wish to use
                    the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase of shares of the Fund may be made without a sales charge.

                                The Fund also may enter into an
                    arrangement with some Processing
                    Intermediaries authorizing them to process purchase orders on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a purchase order by an authorized agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's NAV per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent.


                    REDEMPTION OF FUND SHARES

 REDEMPTION              You may redeem Fund shares in whole or in
   PRICE            part by any of the methods described below.  All
    $               redemptions will be processed immediately upon receipt
  [ICON]            and written confirmations will be issued for
                    redemptions of Fund shares. The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar (or by an authorized agent of the Fund) of the certificate(s), or written request in the proper form as described below, or pursuant to proper telephone instructions as described below.

                    *    Requests for redemption of Fund shares
                         received in proper form on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

                    *    Requests for redemption of Fund shares
                         received in proper form AFTER the close of trading on the NYSE will be based on the NAV as determined as of the closing of trading on the NEXT day the NYSE is open.

                    REDEMPTION REQUESTS THAT CONTAIN
                    RESTRICTIONS AS TO THE TIME OR DATE
                    REDEMPTIONS ARE TO BE EFFECTED WILL BE
                    RETURNED AND WILL NOT BE PROCESSED.

 REDEMPTIONS               If you redeem in writing, you must ensure
   BY MAIL         that the redemption request is signed by each
   [ICON]          shareholder in the exact manner as the Fund account is
                    registered and includes the redemption amount and the shareholder account number.

                         WHEN SHARES ARE REPRESENTED BY CERTIFICATES, you may redeem by delivering to the Fund, c/o Firstar Mutual Funds Services, LLC, P.O.
                         Box 2944, Milwaukee, Wisconsin
                         53201-2944, the certificate(s) for the
                         full shares to be redeemed.  The
                         certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an "eligible guarantor institution," which is a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

                         IF CERTIFICATES HAVE NOT BEEN ISSUED,
                         you may redeem by delivering an original signed written request for redemption addressed to Nicholas Limited Edition, Inc., c/o Firstar Mutual Funds Services, LLC,
                         P.O. Box 2944, Milwaukee, Wisconsin
                         53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform
                         Transfer to Minors Act), or general
                         partners, the written request must be
                         signed exactly as the account is
                         registered.  If the account is owned
                         jointly, all owners must sign.

          FACSIMILE TRANSMISSION OF REDEMPTION REQUESTS IS NOT ACCEPTABLE.

                                The Fund may require additional
                    supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

                                IF THERE IS DOUBT AS TO WHAT
                    DOCUMENTS OR INSTRUCTIONS ARE NECESSARY IN
                    ORDER TO REDEEM SHARES IN WRITING, PLEASE
                    WRITE OR CALL FIRSTAR  (414-276-0535 OR 800-
                    544-6547), PRIOR TO SUBMITTING A WRITTEN
                    REDEMPTION REQUEST.  A WRITTEN REDEMPTION
                    REQUEST WILL NOT BECOME EFFECTIVE UNTIL ALL
                    DOCUMENTS HAVE BEEN RECEIVED IN PROPER FORM
                    BY FIRSTAR.


                                Shareholders who have an
                    individual retirement account ("IRA"), a master retirement plan or other retirement plan must indicate on their written redemption requests whether or not to withhold federal income tax. Redemption requests lacking an election not to have federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

  OVERNIGHT                The Fund does not consider the U.S. Postal
   DELIVERY         Service or other independent delivery services to
    [ICON]          be its agents.  Therefore, You should be aware
                    that DEPOSIT in the mail or with other independent delivery services or receipt at Firstar's Post Office
                    Box of redemption requests DOES NOT
                    constitute receipt by Firstar or the Fund.
                    DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT
                    COURIER DELIVERY SHOULD BE SENT TO THE
                    FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD
                    FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE,
                    WISCONSIN 53202.

 TELEPHONE                     Telephone redemption is automatically
REDEMPTIONS         extended to all accounts in the Fund unless this
 [ICON]             privilege is declined in writing.This option does not
                    apply to IRA accounts and master retirement plans for which Firstar acts as custodian. Telephone redemptions can only be made by calling Firstar at 800-544-6547 or 414-276-0535. In addition to the account registration, you will be required to provide the account number and social security number. Telephone calls will be recorded.

                                Telephone redemption requests
                    must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, telephone transactions may be difficult to implement. If a shareholder is unable to contact Firstar by telephone, shares also may be redeemed by delivering the redemption request in person or by mail. The maximum telephone redemption is $25,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

                                The Fund reserves the right to
                    refuse a telephone redemption if it is
                    believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

 TAX EFFECT OF             For federal income tax purposes, a
  REDEMPTIONS       redemption generally is treated as a sale of
    [ICON]          the shares being redeemed, with the shareholder
                    recognizing capital gain or loss
                    equal to the difference between the
                    redemption price and the shareholder's cost for the shares being redeemed.

                                The Fund ordinarily will make
                    payment for redeemed shares within seven days after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

                                You may instruct Firstar to mail
                    the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States.
                    Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

  SIGNATURE               A signature guarantee of each owner
 GUARANTEES         is required to redeem shares in the following
  [ICON]            situations, for all size transactions:

                    *     if you change the ownership on your account

                    * upon redemption of shares when certificates have been issued for your account

                    * when you want the redemption proceeds sent to a different address than is registered on the account

                    * for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s)

                    * any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund

                    * if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request

                          In addition, signature guarantees
                    will be required for all redemptions of
                    $100,000 or more from any shareholder account in the Nicholas Family of Funds. A redemption will not be processed until the signature guarantee, if required, is received in proper form. A notary public is not an acceptable guarantor.

THIRD PARTY         USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND SHARES.
REDEMPTIONS         As with the purchase of Fund shares, shares of the Fund
 [ICON]             may be sold through certain broker-dealers,
                    financial institutions and other service providers ("Processing Intermediaries"). An investor intending to redeem Fund shares through his or her Processing Intermediary should read the program materials provided by the Processing Intermediary and follow the instructions and procedures outlined therein.

                                Processing Intermediaries may
                    charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                                Investors who do not wish to use
                    the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. IF YOU HOLD FUND SHARES THROUGH A PROCESSING INTERMEDIARY, YOU MUST REDEEM YOUR SHARES THROUGH SUCH PROCESSING INTERMEDIARY. IN SUCH EVENT, YOU SHOULD CONTACT THE PROCESSING INTERMEDIARY FOR INSTRUCTIONS ON HOW TO REDEEM. If an investor has originally invested directly with the Fund, direct sale of Fund shares through the Fund (and not the Processing Intermediary) may be made without a redemption charge.

                                The Fund also may enter into an
                    arrangement with some Processing
                    Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a redemption request by an authorized agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

                    EXCHANGE BETWEEN FUNDS
                    You may exchange Fund shares for shares of other mutual funds for which Nicholas Company, Inc.
                    serves as the investment adviser.



GENERAL             Nicholas Company, Inc. also is
                    adviser to the following funds which have investment objectives and net assets as noted below:

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE         DECEMBER 31, 1998
         ----                --------------------         ------------------
Nicholas Fund, Inc.    Capital appreciation; Income as
                       a secondary consideration            $5,823,474,514

Nicholas II, Inc.      Long-term growth; Income as a
                       secondary consideration              $1,109,497,195

Nicholas Equity        Reasonable income; Moderate
Income Fund, Inc.      long-term growth as a secondary
                       Consideration                        $   26,813,593

Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value       $   239,419,855

Nicholas Money         High level of current income as
Market Fund, Inc.      as is consistent with preserving
                       capital and liquidity               $   160,187,297
____________
</TABLE


                         If you choose to exercise the exchange
                    privilege, the shares will be exchanged at their next determined net asset value. When an exchange into the Nicholas Money Market
                    Fund, Inc. would involve investment of the exchanged amount on a day when the New York
                    Stock Exchange is open for trading but the Federal Reserve Banks are closed, shares of the Fund will be redeemed on the day upon which the exchange request is received;
                    however, issuance of Nicholas Money Market
                    Fund, Inc. shares may be delayed an additional business day in order to avoid the dilutive effect on return (i.e. reduction in net investment income per share) which would result from issuance of such shares on a day when the exchanged amount cannot be invested.
                    In such a case, the exchanged amount would be uninvested for this one day period.

                                        Shareholders interested in
                    exercising the exchange privilege must obtain the appropriate prospectus from Nicholas
                    Company, Inc.

                                        An exchange constitutes a
                    sale for federal tax purposes and a capital gain or loss generally will be recognized upon the exchange, depending upon whether the net asset value at the time is more or less than the shareholder's cost. An exchange between the funds involving master retirement (Keogh) plans and IRA accounts generally will not constitute a taxable transaction for federal tax purposes. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders; however, procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar.

 EXCHANGE                You may exchange shares of  the Fund for
   BY               shares of other available Nicholas mutual funds
  MAIL              directly through Nicholas Company, Inc.
 [ICON]             without cost by written  request.

                         If you are interested in exercising the
                    exchange by mail privilege, you may obtain the appropriate prospectus from Nicholas Company, Inc.
                    Signatures required are the same as previously explained under "Redemption of Fund Shares."

 EXCHANGE                You may exchange by telephone among
    BY              all funds for which the Nicholas Company, Inc.
 TELEPHONE          serves as investment adviser. Only exchanges of
  [ICON]            $500 or more may be executed using the telephone
                    exchange privilege. Firstar charges a $5.00 fee
                    for each telephone exchange.  In an effort to
                    avoid the risks  often associated with large
                    market timers, the maximum telephone exchange
                    per account per day is set at $100,000, with a
                    maximum of $l,000,000 per day for related accounts.
                    Four telephone exchanges per account during any
                    twelve month period will be allowed.

                         Procedures for exchanging  Fund shares by
                    telephone may be modified or terminated at any
                    time   by   the   Fund   or   Firstar.
                    Neither the  Fund  nor  Firstar   will be
                    responsible for the authenticity of exchange
                    instructions received by telephone.  Telephone
                    exchanges can only be made by calling Firstar
                    at 414-276-0535 or 800-544-6547.  You will be
                    required to provide pertinent information
                    regarding your account.  Calls will be
                    recorded.

                     TRANSFER OF FUND SHARES

   You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. Documents and instructions necessary to transfer capital stock can be obtained by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-
227-5987) prior to submitting any transfer requests.

                 DIVIDENDS AND FEDERAL TAX STATUS

   The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to insure that little or no Federal income or excise taxes will be payable by the Fund. As a result, the Fund will generally seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gains (after utilization of any available capital loss carryovers).


   For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Long-term capital gains distributed by the Fund will retain the character that it had at the Fund level. The maximum tax rate on long-term capital gains for sales of securities held greater than twelve months is 20 Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income. Distributions will be made annually in December. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

   At the time of purchase of shares the Fund may have undistributed income or capital gains included in the computation of the net asset value per share. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the net asset value per share.

   Under federal law, some shareholders may be subject to a 31% withholding on reportable dividends, capital gain distributions
(if any) and redemption payments ("backup withholding").
Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number (ii) who have failed to declare or underreported certain income on their Federal returns. When establishing an account, an investor must certify under penalties of perjury that the taxpayer identification number supplied to the Fund is correct and that he is not subject to backup withholding.

   The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. Shareholders should consult with a tax adviser concerning the application of federal, state and local taxes to an investment in the Fund.

                    DIVIDEND REINVESTMENT PLAN

   Unless you elect to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend Reinvestment
Plan. You may elect to accept cash on the application to purchase shares or by separate written notification or by telephone. All reinvestments are at the net asset value per share in effect on the dividend or distribution date and are credited to the shareholder's account. Shareholders will be advised of the number of shares purchased and the price following each reinvestment period.

   You may withdraw from or thereafter elect to participate in the Dividend Reinvestment Plan at any time by giving written or telephonic notice to the Transfer Agent. An election must be received by the Transfer Agent prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Dividend Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Dividend Reinvestment Plan at any time on 30 days' written notice to participants.

                    SYSTEMATIC WITHDRAWAL PLAN

   Shareholders who have purchased or currently own $10,000 or more of Fund shares at the current market value may open a Systematic Withdrawal Plan ("Plan") and receive monthly or quarterly checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund.
Shareholders may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to the shareholder. Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact Nicholas
Company, Inc. for copies of the Plan documents.

                  INDIVIDUAL RETIREMENT ACCOUNTS

   Individuals may be able to establish a traditional IRA, a Roth
IRA and/or an Education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

   Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to a traditional IRA. Taxation of the income and gains paid to a traditional IRAs by the Fund is deferred until distribution from the IRA.

   Contributions to a Roth IRA are not currently deductible.
However, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional
IRAs.  Certain income phaseouts apply.

   Like the Roth IRA, contributions to an Education IRA are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable.
Contribution limits are $500 per account and certain income phaseouts apply.

   As long as the aggregate IRA contributions meet the Fund's minimum requirements of $2,000, the Fund will accept any allocation of such contributions between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for taxpayers to consult with their personal tax adviser to determine the deductibility of their IRA contributions.

   Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund are consistent with your own retirement objectives.
Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding tax consequences is recommended.

                         YEAR 2000 ISSUES

   The "Year 2000" issue presents a significant technological challenge for the securities industry. Due to the limited memory and the high cost of storage space associated with early computer equipment, the century was implied rather than actually stored.
As a result, many computer systems are unable to interpret dates beyond 1999. Software and hardware which is not designed to work across centuries may potentially malfunction on January 1, 2000.
Because dates are part of every securities transaction, accurate date calculations are critical.

   The Fund has focused on the Year 2000 computer conversion issue and management believes that there should be a smooth transition on the part of suppliers of services to the Fund. The
Fund's custodian bank and transfer agent has reported that the necessary conversion process is in progress, and it appears to have dedicated the appropriate level of resources to solve the problem.

   The Adviser has identified and is taking steps it believes are reasonably designed to resolve potential problems and address the Year 2000 issue, although there can be no assurances that these steps will be sufficient. The Adviser, which performs the Fund's internal accounting and pricing functions, is in the process of re-engineering its hardware to handle the century date, and has identified and is taking steps to resolve potential software problems. Some systems are currently compliant. Internal testing is ongoing, and the Fund expects that all systems will have been converted by mid-1999.

   In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on issuers whose securities are held by the Fund or on global markets generally.


                      MASTER RETIREMENT PLAN

   The Fund has available a master retirement plan (formerly called a Keogh Plan) for self-employed individuals. Any person seeking additional information or wishing to participate in the Plan may contact the Fund. Consultation with a tax adviser regarding the tax consequences of the plan is recommended.





                            PROSPECTUS

                          APRIL 30, 1999


                  NICHOLAS LIMITED EDITION, INC.



               FOR MORE INFORMATION ABOUT THE FUND:

   The Fund's Statement of Additional Information ("SAI"), dated
April 30, 1999, contains more detailed information on all aspects of Nicholas Limited Edition, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semi-Annual Report to Shareholders.

   To request a free copy of the current Annual/Semi-Annual Report or SAI, or to make shareholder inquiries, please write or call:
Nicholas Limited Edition, Inc., 700 North Water Street, Milwaukee,
Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's
Internet website at www.nicholasfunds.com.

   In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in
Washington, D.C.  Information on the operation of the Public
Reference Room may be obtained by calling the Commission at 800-
SEC-0330. Reports and other information about the Fund also are available on the Commission's Internet website at www.sec.gov.
For a fee, copies of such information may be obtained by writing the Public Reference Section of the Commission, Washington, D.C.
20549-6000.

   For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-
272-6133 or check the Fund's website at www.nicholasfunds.com.
You also can find the most current price of the Fund's shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" and "NchLt." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NCLEX".


Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
414-272-6133 or 800-227-5987

Custodian
FIRSTAR BANK MILWAUKEE, N.A.
Milwaukee, Wisconsin

Transfer Agent
FIRSTAR MUTUAL FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Independent Public Accountants
ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

NICHOLAS LIMITED EDITION, INC.
700 NORTH WATER STREET  SUITE 1010
MILWAUKEE, WISCONSIN 53202

      NO LOAD FUND - NO SALES CHARGE

                         Investment Company Act File No. 33-11420










                 Nicholas Limited Edition, Inc.




                           Form N-1A




          PART B:  STATEMENT OF ADDITIONAL INFORMATION




              STATEMENT OF ADDITIONAL INFORMATION




               700 North Water Street, Suite 1010
                  Milwaukee, Wisconsin  53202
                          414-272-6133
                          800-227-5987




     This Statement of Additional Information, which is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Limited Edition, Inc. (the "Fund"), dated April 30,
1999. It is intended to provided you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended December 31, , which is incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual
Report, please write or call the Fund at the address and telephone number set forth above.






                 NO LOAD FUND - NO SALES CHARGE




                       Investment Adviser
                     NICHOLAS COMPANY, INC.













                        April 30, 1999

                       TABLE OF CONTENTS
                                                             Page

INTRODUCTION...............................................     1

SHARE LIMITATION...........................................     1

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES..     2

INVESTMENT RESTRICTIONS....................................     3

INVESTMENT RISKS...........................................     5

THE FUND'S INVESTMENT ADVISER..............................     6

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
  AND PORTFOLIO MANAGER OF THE FUND........................     7

PRINCIPAL SHAREHOLDERS.....................................    12

PRICING OF FUND SHARES.....................................    12

PURCHASE OF FUND SHARES....................................    12

REDEMPTION OF FUND SHARES..................................    14

EXCHANGE BETWEEN FUNDS.....................................    18

TRANSFER OF FUND SHARES....................................    19


INCOME, DIVIDENDS AND FEDERAL TAX STATUS...................    20

DIVIDEND REINVESTMENT PLAN.................................    21

SYSTEMATIC WITHDRAWAL PLAN.................................    22

INDIVIDUAL RETIREMENT ACCOUNTS.............................    21

MASTER RETIREMENT PLAN.....................................    22

BROKERAGE..................................................    24

PERFORMANCE DATA...........................................    25

CAPITAL STRUCTURE..........................................    25

STOCK CERTIFICATES.........................................    25

ANNUAL MEETING.............................................    26

SHAREHOLDER REPORTS........................................    26

YEAR 2000 ISSUES...........................................    26

CUSTODIAN AND TRANSFER AGENT...............................    27

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL..................    27

FINANCIAL INFORMATION......................................    27

                          INTRODUCTION

     Nicholas Limited Edition, Inc. (the "Fund") was incorporated under the laws of Maryland on January 26, 1987. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940
Act). As an open-end investment company, it obtains its assets by continuously selling shares of its Common Stock, $0.01 par value per share, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. The resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

     The primary investment objective of the Fund is long-term growth. Current income is a small factor in considering the selection of investments. The Fund intends to invest primarily in common stocks. The Fund may invest in common stocks of companies which are not actively traded or the companies are smaller, out of favor or have limited operating history upon which to base an evaluation of future performance, and thus may carry greater risk than investments in the common stocks of larger, more established companies. The Fund may also invest in debt securities which carry a high degree of risk. Consequently, the Fund is not intended to be a complete investment program.

                        SHARE LIMITATION

     The Fund will be restricted in size to a maximum of 20 million shares of Common Stock outstanding. A maximum of ten million shares (net of redemptions) are available for purchase by investors and ten million shares are reserved for reinvestment of capital gain and dividend distributions.

     AT SUCH TIME AS THE MAXIMUM OF TEN MILLION SHARES ARE ISSUED
AND OUTSTANDING (WITHOUT TAKING INTO ACCOUNT SHARES OUTSTANDING
AS A RESULT OF CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS), THE FUND
WILL CLOSE TO ALL NEW INVESTMENTS, INCLUDING ADDITIONS TO
EXISTING ACCOUNTS, OTHER THAN THROUGH REINVESTMENT OF CAPITAL
GAIN AND DIVIDEND DISTRIBUTIONS.  IN ADDITION, THE FUND MAY CLOSE
TO NEW INVESTMENTS FROM TIME TO TIME AS MAY BE DETERMINED BY THE
OFFICERS OF THE FUND. However, redemptions of shares will continue to be accepted even if the Fund is closed. Should the number of outstanding shares decline through redemptions, or at other appropriate times, the officers of the Fund may, in their discretion, authorize the Fund to reopen for further investment.
Due to the limitation on its size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions.

     The officers of the Fund have the right to restrict investments by any single shareholder by rejecting any new or additional subscription for shares (including exercise of the exchange privilege with other investment companies for which Nicholas Company, Inc. serves as investment adviser but not including reinvestment of capital gain and dividend distributions) which would result in the aggregate value of such shareholder's account equaling 5% or more of the total net assets of the Fund. For the purpose of this restriction, related accounts (as determined by the officers of the Fund in their discretion) may be grouped together to determine an aggregate account value.

                   INVESTMENT OBJECTIVES AND
                PRINCIPAL INVESTMENT STRATEGIES

     The Fund's main goal is long-term capital growth through investments primarily in a diversified portfolio of equity securities of small- and medium-sized companies located in the United States.

     The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. In distinguishing company size in terms of sales volume, the Fund considers a company's sales volume relative to peer companies in the company's industry. In terms of market capitalization, the Fund uses the following standard:

                                             MARKET CAPITALIZATION
                                             ---------------------
          Small........................        0 to $2.0 Billion
          Medium.......................   $2.0 Billion to $7.5 Billion
          Large........................        Over $7.5 Billion

     To pursue the Fund's goal of long-term capital growth the Fund
primarily invests in common stocks of small-sized companies.   To
a lesser extent, the Fund may invest in companies with medium and large capitalizations.  The Fund believes the stocks of successful, well-run, small-sized companies have superior appreciation potential
because their revenues and   earnings  often  are  growing  more
rapidly than those of larger companies. The Fund also believes small-sized companies often have the potential for more rapid, and greater, long-term growth because of newer and more innovative products.
The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

     The Fund looks for established companies with the potential for superior growth in sales and earnings. The Fund seeks companies that are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company's value, including the following:

          *    a company's strategic position in its industry
          *    sales and earnings growth
          *    product development
          *    quality of management
          *    overall business prospects
          *    a company's price to earnings ratio
               (including an analysis of such ratio in relation to the company's growth rate and industry trends)

     Income is not a significant factor in selecting the Fund's investments. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum or maximum percentage of the Fund's assets which is required to be invested in the securities of companies in any particular industry or group of industries.
However, the Fund may not invest more than 5% of its total net assets in the securities of any one issuer, and not more than 25% of the value of the Fund's total net assets may be concentrated in companies in any particular industry or group of industries.
In addition, the Fund may not hold more than 10% of the voting securities of any one issuer.

     The Fund has no stated minimum holding period for investments, and will buy or sell securities whenever the Fund sees an appropriate opportunity. Securities are not purchased with a view toward rapid turnover or to obtain short-term trading profits (defined as profits on assets held less than twelve months). The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company's financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company's market capitalization grows to a point that it is clearly no longer a small- or medium- capitalization stock or if a company's stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

     It is anticipated that a major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above at all times.
However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation) (subject to specific limits as to the percentage of Fund assets which may be invested in such securities as discussed herein), debt securities, debt securities and preferred stock convertible into common stock, securities of other investment companies (up to 10% of the Fund's total assets) and securities offered in private placements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

     For liquidity or flexibility, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities, and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. The Fund usually will not invest more than 5% of its total assets (at the time of purchase) in non-investment grade fixed-income securities.

     As a temporary defensive tactic because of adverse market, economic, political or other conditions, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. In the event the Fund employs such a temporary defensive tactic in response to abnormal market or other conditions, the Fund may not achieve its investment objective during the period in which the Fund maintains such defensive position.

INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL

     The Fund's Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

          * Not more than 15% of the Fund's total assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies
          (companies which have a record of less than three years' continuous operation)

          * No investments in interests in oil, gas or other mineral explanation programs are permitted (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)

          * No investments in puts, calls, straddles, spreads or any combinations thereof are permitted

          * No investments in securities of other open-end management-type investment companies are permitted

Any Board imposed change to the above-noted investment restrictions will be made only upon advance notice to shareholders in the form of an amended Statement of Additional
Information filed with the SEC.

     All percentage limitations apply on the date of investment by the Fund. As a result, if a percentage restriction is adhered to at the time of the investment, a later increase in percentage resulting from a change in market value of the investment or the total assets of the Fund will not constitute a violation of that restriction.

                    INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy:

          1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

                    (a) the purchase of a portion of an issue of publicly distributed debt securities;

                    (b)  investment in repurchase agreements in
               an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 5% of the value of total net assets, taken at market; and

                    (c)  the purchase of a portion of bonds,
               debentures or other debt securities of types commonly distributed privately to financial institutions, in an amount not to exceed 5% of the value of total net assets, taken at market, of the Fund.

               The total investment of the Fund in repurchase agreements maturing in more than seven days, when combined with the type of investment set forth in 1(c) above, will not exceed 5% of the value of the Fund's total net assets, taken at market.

          2. The Fund will not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotations System, but not more than 10% in value of the Fund's total net assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total net assets be invested in the real estate industry in the aggregate.

          3. The Fund may not issue senior securities in violation of the 1940 Act. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

          4.   The Fund will not pledge any of its assets.

          5. Investments will not be made for the purpose of exercising control or management of any company. The
          Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

          6. Not more than 5% of the total net assets of the Fund, taken at market value, will be invested in the securities of any one issuer (not including U.S.
          Government securities).

          7. Not more than 25% of the value of the Fund's total net assets will be concentrated in companies of any one industry or group of related industries.

          8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund, or an officer, director, shareholder or other interested person of the Adviser.

     In addition to the foregoing restrictions, the Fund has adopted the following restrictions which may be changed by the Board of Directors of the Fund without shareholder approval. Any such change would be made only upon advance notice to shareholders in the form of an amended Statement of Additional
Information filed with the Securities and Exchange Commission
("SEC").

          1. The Fund will not invest more than 15% of its total assets in equity securities which are not readily marketable and in securities of unseasoned companies, that is i.e., companies which have a record of less than three years' continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business).

          2. The Fund will not invest in interests in oil, gas or other mineral exploration programs, but this shall not prohibit the Fund from investing in securities of companies engaged in oil, gas or mineral activities.

          3. The Fund will not invest in puts, calls, straddles, spreads or any combination thereof.

          4. The Fund will not invest in securities of other open-end management-type investment companies.

     All percentage limitations apply on the date of investment by the Fund. As a result, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets of the Fund will not constitute a violation of that restriction.

                        INVESTMENT RISKS

     This section contains a summary description of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive over any period of time.

     MARKET RISK.   The value of the Fund's investments, and
therefore, the value of your Fund shares, may go up or down.
Value changes in the Fund's investments and consequently, your
Fund shares may occur because a particular stock market is rising or falling.  Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets."  Stock prices in general may decline over short or extended periods.  Thus, there is a possibility that the value of the Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies.  At other times, there are
specific factors that may adversely affect the value of a
particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares.  If the value of the Fund shares or the value of the
Fund's investments go down, you may lose money.

     PORTFOLIO-SPECIFIC RISK. Because the Fund will invest most of its assets in the securities of small- and medium-sized companies, the Fund will be subject to additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow Jones Industrial Average. Therefore, during the history of the Fund, its price per share has often been more volatile.

     SELECTION RISK. The Fund also is subject to selection risk, which is the risk that the stocks the Fund's adviser selects will underperform the markets or other mutual funds with similar investment objectives and strategies. It is anticipated that a major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above, at all times. However, the Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum or maximum percentage of the Fund's assets which is required to be invested in the securities of companies in any particular industry or group of industries.

     RISKS RELATED TO THE FUND'S SHARE LIMITATION. The Fund is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions) As a result, at times the Fund may be closed to new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. However, even if the Fund is closed to new investments, redemptions of shares will continue to be accepted. Due to the limitation on size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions which could have a negative impact on the value of your Fund shares.

     OTHER RISKS RELATED TO CERTAIN PORTFOLIO INVESTMENTS and
Strategies. Although the Fund generally will invest in the common stocks of small- and medium-sized companies, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:

     LIQUIDITY, INFORMATION AND VALUATION RISKS OF CERTAIN
PORTFOLIO INVESTMENTS

          From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase and sale by the public under the Securities Act of 1933, as amended). Securities of unseasoned companies and securities issued in private placements may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade, may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.

          These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 15% of its total assets in equity securities which are not readily marketable and in securities of unseasoned companies
     (however, as noted above, the Fund's Board may amend this restriction without shareholder approval). In addition, the Fund may not invest more than 5% of the Fund's total assets in bonds, debentures or other debt securities distributed in private placements.

     DEBT SECURITIES AND PREFERRED STOCK

          From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts.

          Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise.
     In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. The value of preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and debt securities will be affected by the factors that affect both equity securities (such as stock market movements generally) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

          These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of appreciation in value.

     REPURCHASE AGREEMENTS

          The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.

          Not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements;
     provided, however, that repurchase agreements maturing in more than seven days, when combined with certain debt securities acquired in private placements, may not constitute more than 5% of the Fund's total net assets, taken at market.

     FIXED INCOME SECURITIES

           The Fund may invest in investment grade and non-investment grade fixed income securities. "Investment grade fixed income securities" refers to fixed income securities ranked in one of the top four debt security rating categories of any of the NRSROs, or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. The Fund usually will not invest more than 5% of its total assets (at the time of purchase) in non-investment grade fixed income securities.
     However, this policy does not prohibit the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

          Non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market.
     Factors adversely impacting the market value of non-investment grade securities also will adversely impact the Fund's net asset value.

     BORROWINGS

          The use of borrowings can increase the Fund's exposure to market risk. If the fund borrows money to make more investments than it otherwise could or to meet redemptions, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES

          The Fund may invest generally up to 10% of its total assets in securities of other investment companies.
     Investments in these securities will involve duplication of advisory fees and certain other expenses.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.



                 THE FUND'S INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite
1010, Milwaukee, Wisconsin, is the Fund's investment adviser.
The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision of the Fund's Board of Directors.
The Adviser is the investment adviser to approximately 25 institutions and individuals with substantial investment portfolios and to the following five mutual funds which are sold without sales charge:. The other mutual funds for which the Adviser serves as investment adviser are Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc., Nicholas
Equity Income Fund, Inc. and Nicholas Income Fund, Inc., with primary investment objectives and net assets as set forth below.


                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE         DECEMBER 31, 1998
         ----                --------------------           --------------
Nicholas Fund, Inc.         Capital appreciation           $5,823,474,514
Nicholas II, Inc.           Long-term growth               $1,109,497,195
Nicholas Equity
  Income Fund, Inc.         Reasonable income              $   26,813,593
Nicholas Income
  Fund, Inc.                High Current Income            $  239,419,855
Nicholas Money
  Market Fund, Inc.         Current income                 $  160,187,593

_______

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund as determined by valuations made at the close of each business day of the month.
The annual fee is three-fourths of one percent (.75 of 1%) of the average net asset value of the Fund. For the fiscal year ended December 31, 1998, total net assets of the Fund were $367,191,042.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays all of its operating expenses including but not limited to the costs of preparing and printing post-effective amendments to its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto and of preparing and printing registration statements in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Also included as "operating expenses" which will be paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, printing, fees and expenses of any custodian or trustees having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs and costs related to the aforementioned items.

      During the fiscal years ended December 31, 1997 and 1996, the Fund paid the Adviser an aggregate of $2,659,090, $2,039,866 and $1,596,133, respectively, in fees.

     The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days' notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

     Albert 0. Nicholas is President and a Director of both the Fund, and Chairman, Chief Executive Officer and Director of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President, Secretary and a Director of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert 0. Nicholas. David O. Nicholas, Senior Vice President and Portfolio Manager of the Fund, is President and Chief Investment Officer and a Director of the Adviser. Lynn S. Nicholas is a Senior Vice Presidents of the Fund and of the Adviser. David and Lynn are the son and daughter, respectively, of Albert O. Nicholas. Jeffrey T. May is a Senior Vice President of the Fund and a Senior Vice President and Treasurer of the Adviser. Candace L. Lesak is a Vice President of the Fund and an employee of the Adviser. Mary C. Gosewehr is Treasurer of the Fund and is an employee of the Adviser. Mark J. Giese, is a Vice President of the Fund, also is a Vice President of the Adviser. Tracy C. Eberlein is an Assistant Vice President of the Fund and an employee of the Adviser. David E. Leichtfuss, a Director of the Adviser, is a partner in the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to both the Fund and the Adviser. Daniel J. Nicholas, 2618 Harlem Boulevard, Rockford, Illinois, is a Director of the Adviser. Mr. Daniel J. Nicholas, a brother of Albert 0. Nicholas, is a private investor.

           MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
               AND PORTFOLIO MANAGER OF THE FUND

     The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The following table sets forth the pertinent information about the Fund's officers and directors as of December 31, 1998:

  Name, Age and          Positions         Principal Occupations
  Address                Held              During Past
                         with Fund         Five Years
  -------------------    -------------     -------------------------
* Albert O. Nicholas,    President and     Chairman and Chief Executive
  67                     Director          Officer, Nicholas Company
  700 N. Water Street                      Inc since  1998.
  Milwaukee, WI  53202                     Director of Nicholas Company
                                           Inc. since 1967, and President
                                           of Nicholas Company, Inc.
                                           From 1967 to 1998.  He has
                                           been    Portfolio   Manager
                                           (or Co-Portfolio   Manager,
                                           in the case  of  Nicholas
                                           Fund,     Inc.,     since
                                           November  1996) for,  and
                                           primarily     responsible
                                           for     the    day-to-day
                                           management    of,     the
                                           portfolios  of   Nicholas
                                           Fund,    Inc.,   Nicholas
                                           Income    Fund,     Inc.,
                                           and              Nicholas
                                           Equity Income Fund,  Inc.
                                           since     the    Nicholas
                                           Company, Inc. has  served
                                           as   investment   adviser
                                           for  such funds. He is a
                                           Chartered Financial Analyst.
  Melvin L. Schultz, 65  Director          Director  and  Management
  3636 N 124th Street                      Consultant,  Professional
  Wauwatosa, WI  53222                     Management  of Milwaukee,
                                           Inc.       He      offers
                                           financial    advice    to
                                           members  of  the  medical
                                           and   dental  professions
                                           and    is   a   Certified
                                           Professional     Business
                                           Consultant.
  Thomas J. Saeger, 54   Executive Vice    Executive  Vice President
  700 N. Water Street    President and     and  Assistant Secretary,
  Milwaukee, WI  53202   Secretary         Nicholas  Company,  Inc.,
                                           the  Adviser to the Fund,
                                           and   employed   by   the
                                           Adviser  since 1969.   He
                                           is   a  Certified  Public
                                           Accountant.
  David L. Johnson, 57   Executive Vice    Executive            Vice
  700 N. Water Street    President         President,       Nicholas
  Milwaukee, WI  53202                     Company,    Inc.,     the
                                           Adviser to the Fund,  and
                                           employed  by the  Adviser
                                           since  1980.   He  is   a
                                           Chartered       Financial
                                           Analyst.
  David O. Nicholas, 37  Senior Vice       President   and     Chief
  700 N. Water Street    President and     Investment   Officer   of
  Milwaukee, WI  53202   Portfolio Manager Nicholas  Company,  Inc.,
                                           the  Adviser to the Fund,
                                           since  1998.     Director
                                           of  the    Advisor  since
                                           December            1997,
                                           and   employed   by   the
                                           Adviser   since  December
                                           1985.    He   has    been
                                           Portfolio  Manager   for,
                                           and             primarily
                                           responsible for the  day-
                                           to-day   management   of,
                                           the     portfolios     of
                                           Nicholas  II,  Inc.   and
                                           Nicholas          Limited
                                           Edition,    Inc.    since
                                           March 1993.  He also  has
                                           been         Co-Portfolio
                                           Manager    of    Nicholas
                                           Fund,      Inc.     since
                                           November 1996.   He  also
                                           is  a Chartered Financial
                                           Analyst.
  Lynn S. Nicholas, 42   Senior Vice       Senior   Vice  President,
  700 N. Water Street    President         Nicholas  Company,  Inc.,
  Milwaukee, WI  53202                     the  Adviser to the Fund,
                                           and   employed   by   the
                                           Adviser  since  September
                                           1983.     She    is     a
                                           Chartered       Financial
                                           Analyst.
  Jeffrey T. May, 42     Senior Vice       Senior   Vice   President
  700 N. Water Street    President and     and  Treasurer,  Nicholas
  Milwaukee, WI  53202   Treasurer         Company,    Inc.,     the
                                           Adviser to the Fund,  and
                                           employed  by the  Adviser
                                           since  July 1987.  He  is
                                           a     Certified    Public
                                           Accountant.
  Candace L. Lesak, 41   Vice President    Employee,        Nicholas
  700 N. Water Street                      Company,    Inc.,     the
  Milwaukee, WI  53202                     Adviser   to  the   Fund,
                                           since    February   1983.
                                           She    is   a   Certified
                                           Financial Planner.
  Mark J. Giese, 28    Vice President      Vice President,  Nicholas
  700 N. Water Street                      Company,    Inc.,     the
  Milwaukee, WI 53202                      Adviser   to  the   Fund,
                                           and employed by the advisor
                                           since   July  1994.    He
                                           graduated    from     the
                                           University  of  Wisconsin
                                           -  Madison with a Masters
                                           of   Science  degree   in
                                           Finance  in May of  1994.
                                           He  is a Certified Public
                                           Accountant     and      a
                                           Chartered       Financial
                                           Analyst.
  Mary C. Gosewehr, 38   Treasurer         Employee, Nicholas Company,
  700 N. Water Street                      Inc., the Adviser to the
  Milwaukee, WI  53202                     Fund, since April 1985.
  Tracy C. Eberlein, 38  Assistant Vice    Employee,        Nicholas
  700 N. Water Street    President         Company,    Inc.,     the
  Milwaukee, WI 53202                      Adviser   to  the   Fund,
                                           since January 1985.   She
                                           is  a Certified Financial
                                           Planner.

____________________

  * Messrs. Albert O. Nicholas and Saeger are "interested persons" of the Adviser, as that term is defined in the 1940
     Act. Mr. Nicholas is Chief Executive Officer and a director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.

     Reference is made to the section "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

     The aggregate remuneration paid by the Fund during 1998 to all Fund directors as a group amounted to $ 2,000
No remuneration is paid by the Fund to officers of the Fund or directors of the Fund who are "interested persons" of the Adviser.

     The table below sets forth the aggregate compensation received from the Fund by all directors of the Fund during the year ended December 31, 1998. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

                                   Pension or     Estimated  Total Compensation
                      Aggregate    Retirement      Annual    From Fund and Fund
                    Compensation    Benefits      Benefits     Complex Paid to
                      From the     Accrued As       Upon        Directors (1)
   Name                Fund      Part of Fund   Retirement
                                   Expenses
 ---------        -------------  ------------   ----------  -------------------
Albert O. Nicholas (2) $     0          $ 0           $ 0        $      0
Melvin L. Schultz (2)  $ 2,000          $ 0           $ 0        $ 21,200
Thomas J. Saeger       $                                         $      0


(1) During the fiscal year ended December 31, , the Fund and other funds in its Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc, Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees. During the year ended December 31, the Fund compensated the disinterested directors at a rate of $500 per director per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended December 31, . All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

(2) Messers. Albert O. Nicholas and Melvin L. Schultz also are members of the Board of Directors of Nicholas Fund, Inc.,
     Nicholas  II,   Inc., Nicholas Income Fund, Inc., Nicholas
     Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc.

PRINCIPAL SHAREHOLDERS

     Charles Schwab & Company, Inc., 101 Montgomery Street, San
Francisco, California 94104-4122, beneficially owned
1,447,634 shares of the Fund, or 9.54%, as of December 31, 1998.
The registered shareholder for this account is Charles Schwab &
Company, Inc., SPL Custody A/C for EXEL BNFT Customers.

     No other persons are known to the Fund to own beneficially or of record 5% or more of the full shares of the Fund as of December 31, 1998. All directors and executive officers of the Fund as a group (eleven in number) own approximately 5.67% of the full shares of the Fund as of December 31, 1998.

                     PRICING OF FUND SHARES

     When shares of the Fund are purchased, the purchase price per share is the net asset value ("NAV") per share of the Fund. The net asset value of a share is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Martin Luther King Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

     Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Most debt securities, excluding short-term investments, are valued at the current evaluated bid price. Securities for which there are no readily available market quotations and other assets and liabilities of the Fund will be valued at their then current fair value using methods determined in good faith by the Board of Directors.


                    PURCHASE OF FUND SHARES

     Minimum Investments. The minimum initial purchase is $2,000 and the minimum for any subsequent purchase is $100, except in the case of reinvestment of distributions. The Automatic Investment Plan has a minimum monthly investment of $50. Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum required investment due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

     Application Information. Applications for the purchase of shares are made to Nicholas Limited Edition, Inc., c/o Firstar Mutual Funds Services, LLC, P.0. Box 2944, Milwaukee, Wisconsin 53201-2944. The Fund also has available an Automatic Investment Plan for shareholders. Anyone interested should contact the Fund for additional information.

     When shares of the Fund are purchased, the purchase price per share will be the NAV per share next determined after the time the Fund receives the application to purchase Fund shares in proper form. The determination of the NAV for a particular day is applicable to all applications for the purchase of shares received at or before the close of trading on the NYSE on that day (usually 4:00 p.m., New York time).

          * Applications to purchase Fund shares received in proper form on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

          * Applications to purchase Fund shares received in proper form after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

Purchase of shares will be made in full and fractional shares computed to three decimal places.

     The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Firstar Mutual Funds Services, LLC's ("Firstar") Post Office Box, of purchase applications does not constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the Post Office Box address. Overnight courier delivery should be sent to Firstar Mutual Funds Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207.

     All applications to purchase Fund shares are subject to acceptance or rejection by the Fund and are not binding until accepted. Applications must be in proper order to be accepted and may only be accepted by the Fund or an authorized agent of the Fund. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings & loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The custodian will charge a $20 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any account (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.



Wire Payments. If a wire purchase is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

     Wire To:        Firstar Bank Milwaukee, N.A.
                     ABA 075000022

     Credit:         Firstar Mutual Funds Services, LLC
                     Account 112-952-137

     Further Credit: Nicholas Limited Edition, Inc.
                     (shareholder account number)
                     (shareholder registration)

     Please call Firstar at 414-276-0535 or 800-544-6547 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

     Certificates. Certificates representing Fund shares purchased will not be issued unless the shareholder specifically requests certificates by written notice to the Fund.
Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. In no instance will certificates be issued for fractional shares.
Where certificates are not requested, the Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

     Third Party Purchases - Use of a Processing Intermediary to Purchase Fund Shares. Shares of of the Fund may be purchased through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of the Fund are purchased this way, the Processing Intermediary, rather than its customer, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     Investors who do not wish to use the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase of shares of the Fund may be made without a sales charge.

     The Fund also may enter into arrangements with some Processing Intermediaries authorizing them to process purchase orders on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a purchase order by an authorized agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchase. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's net asset value per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent.


                   REDEMPTION OF FUND SHARES

Redemption Price. A shareholder may redeem Fund shares in whole or in part by any of the methods described below. All redemptions will be processed immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares. The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar (or by an authorized agent of the Fund) of the certificate(s), or written request in the proper form and described below, or pursuant to proper telephone instructions as described below.

          * Requests for redemption of Fund shares received in proper form on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

          * Requests for redemption of Fund shares received in proper form after the close of trading on the NYSE will be based on the NAV as determined as of the closing of trading on the next day the NYSE is open.

      Redemption requests that contain restrictions as to the time or date redemptions are to be effected will be returned and will not be processed.

     Written Redemptions. If you redeem in writing, you must ensure that the redemption request is signed by each shareholder in the exact manner as the Fund account is registered and includes the amount of redemption and the shareholder account number.

          * When shares are represented by certificates, you may redeem by delivering to the Fund, c/o Firstar Mutual Funds Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares to be redeemed. The certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an "eligible guarantor institution," which is a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

          * If certificates have not been issued, you may redeem by delivering an original signed written request for redemption addressed to Nicholas Limited Edition, Inc., c/o Firstar Mutual Funds Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. Facsimile transmission of redemption requests is NOT acceptable. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

    FACSIMILE TRANSMISSIONS OF REDEMPTION REQUESTS IS NOT ACCEPTABLE

     The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

     If there is doubt as to what documents or instructions are necessary in order to redeem shares in writing, please write or call Firstar (414-276-0535 or 800-544-6547), prior to submitting a written redemption request. A written redemption request will not become effective until all documents have been received in proper form by Firstar.


     Shareholders who have an individual retirement account ("IRA"), a master retirement plan or other retirement plan must indicate on their written redemption requests whether or not to withhold federal income tax. Redemption requests lacking an election not to have federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

     A shareholder should be aware that DEPOSIT in the mail or with other independent delivery services or receipt at Firstar's Post Office Box of redemption requests DOES NOT constitute receipt by Firstar or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO THE FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

     TELEPHONE REDEMPTIONS. Telephone redemption is automatically extended to all accounts in the Fund unless this privilege is declined in writing. This option does not apply to IRA accounts and master retirement plans for which Firstar acts as custodian. Telephone redemptions can only be made by calling Firstar at 800-544-6547 or 414-276-0535. In addition to the account registration, you will be required to provide the account number and social security number. Telephone calls will be recorded.

     Telephone redemption requests must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, telephone transactions may be difficult to implement.
If a shareholder is unable to contact Firstar by telephone, shares also may be redeemed by delivering the redemption request in person or by mail. The maximum telephone redemption is $25,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day.
The minimum telephone redemption is $500 except when redeeming an account in full.

     The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar . Neither the Fund nor Firstar will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

     Effect of Redemption. For federal income tax purposes, a redemption generally is treated as a sale of the shares being redeemed, with the shareholder recognizing capital gain or loss equal to the difference between the redemption price and the shareholder's cost for the shares being redeemed.

     The Fund ordinarily will make payment for redeemed shares within seven days after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a net asset value is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

     The shareholder may instruct Firstar to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

     Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

     Signature Guarantees. A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

          *    if you change the ownership on your account

          * upon redemption of shares when certificates have been issued for your account

          * when you want the redemption proceeds sent to a different address than is registered on the account

          * for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s)

          * any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund

          * if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request

     In addition, signature guarantees will be required for all redemptions of $100,000 or more from any shareholder account in the Nicholas Family of Funds. A redemption will not be processed until the signature guarantee, if required, is received in proper form. A notary public is not an acceptable guarantor.

     Third Party Redemptions - Use of a Processing Intermediary to Redeem Fund Shares. As with the purchase of Fund shares, shares of the Fund may be sold through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). An investor intending to redeem Fund shares through his or her Processing Intermediary should read the program materials provided by the Processing Intermediary and follow the instructions and procedures outlined therein.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     Investors who do not wish to use the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. If an investor has originally invested directly with the Fund, direct sale of Fund shares through the Fund (and not the Processing Intermediary) may be made without a redemption charge.

     The Fund also may enter into an arrangement with some Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a redemption request by an authorized agent will be deemed to be received by the Fund for purposes of determining the net asset value of Fund shares to be redeemed. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

                     EXCHANGE BETWEEN FUNDS

     Shares of the Fund which have been outstanding at least 15 days may be exchanged for shares of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. is also the investment adviser to the following funds which have investment objectives and net assets as noted below:


                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE         DECEMBER 31, 1998
         ----                --------------------         ------------------
Nicholas Fund, Inc.    Capital appreciation; Income as
                       a secondary consideration            $5,823,474,514

Nicholas II, Inc.      Long-term growth; Income as a
                       secondary consideration              $1,109,497,195

Nicholas Equity        Reasonable income; Moderate
Income Fund, Inc.      long-term growth as a secondary
                       Consideration                        $   26,813,593
Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value        $  239,419,855
Nicholas Money         High level of current income as
Market Fund, Inc.      as is consistent with preserving
                       capital and liquidity                $  160,187,297

     If a shareholder chooses to exercise the exchange privilege, the shares will be exchanged at their next determined NAV. When an exchange into the Nicholas Money Market Fund, Inc. would involve investment of the exchanged amount on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of Nicholas Money Market Fund, Inc. shares may be delayed an additional business day in order to avoid the dilutive effect on return (i.e., reduction in net investment income per share) which would result from issuance of such shares on a day when the exchanged amount cannot be invested. In such a case, the exchanged amount would be uninvested for this one day period. Shareholders interested in exercising the exchange privilege must obtain the appropriate prospectus from Nicholas Company, Inc.

     An exchange constitutes a sale for federal tax purposes and a capital gain or loss generally will be recognized upon the exchange, depending upon whether the NAV at the time is more or less than the shareholder's cost. An exchange between the funds involving master retirement (Keogh) plans and IRA accounts generally will not constitute a taxable transaction for federal tax purposes. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders; however, procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar .

     Exchange of shares can be accomplished in the following ways:

     Exchange by Mail. An exchange of shares of the Fund for shares of other available Nicholas mutual funds directly through Nicholas Company, Inc. will be made without cost to the investor through written request. Shareholders interested in exercising the exchange by mail privilege may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Fund Shares"

     Exchange by Telephone. Shareholders may exchange by telephone among all funds for which the Nicholas Company, Inc. serves as investment adviser. Only exchanges of $500 or more may be executed using the telephone exchange privilege. Firstar charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000 with a maximum of $l,000,000 per day for related accounts. Four telephone exchanges per account during any twelve month period will be allowed.

     Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar . Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar at 4l4-276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded. This exchange privilege is available only in states where shares of the Fund being acquired may legally be sold, and the privilege may be terminated or modified at any time upon advance notice to shareholders.


                    TRANSFER OF FUND SHARES

     Shares of the Fund may be transferred in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. Documents and instructions to transfer capital stock can be obtained by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.



            DIVIDENDS AND FEDERAL TAX STATUS

          The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no Federal income or excise taxes will be payable by the Fund. As a result, the Fund will generally seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain (after utilization of any available capital loss carryovers). However, the Code contains a number of complex tests relating to qualification as a regulated investment company which the Fund possibly might not meet in any particular year. If the Fund does not qualify as a "regulated investment company" under the Code, it would be treated for tax purposes as an ordinary corporation, and all its taxable income will be taxed to the Fund at corporate rates.

     The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment taxable income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

     For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Long-term capital gains distributed by the Fund will retain the character that it had at the Fund level. The maximum tax rate on long-term capital gains (for sales of securities held greater
than 12 months) is 20%.   Income distributed from the Fund's net
investment income and net realized short-term capital gains are
taxable to shareholders as ordinary income.    Distributions
generally will be made annually prior to the end of the Fund's fiscal year (December 31). The Fund will provide information to shareholders concerning the character and the treatment of all dividends and distributions.

     Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion;
however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund's gross income.

     At the time of purchase of shares, the Fund may have undistributed income or capital gains included in the computation of the NAV per share,. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the net asset value per share.

     Under federal law, some shareholders may be subject to a 31% back-up withholding on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to back-up withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, an investor must certify under penalties of perjury that the taxpayer identification number supplied to the Fund is correct and that he is not subject to back-up withholding.

     The foregoing tax discussion relates to federal taxes ONLY and is not intended to be a complete discussion of all federal tax consequences. Shareholders should consult with a tax adviser concerning the application of federal, state and local taxes to an investment in the fund.

                   DIVIDEND REINVESTMENT PLAN

     Unless a shareholder elects to accept cash in lieu of shares, all dividends and capital gains distributions are automatically reinvested in shares through the Dividend Reinvestment Plan. A shareholder may elect to accept cash on an application to purchase shares or by separate written notification or by telephone. All reinvestments are at the NAV per share in effect on the dividend or the distribution date and are credited to the shareholder's account. If the application of such distributions to the purchase of additional shares of the Fund would result in the issuance of fractional shares, the Fund may, at its option, either issue fractional shares (computed to three decimal places) or pay to the shareholder cash equal to the value of the fractional share on the dividend or distribution payment date. Shareholders will be advised of the number of shares purchased and the price following each reinvestment. As in the case of normal purchases, stock certificates are not issued unless requested. In no instance will a certificate be issued for a fraction of a share.

     Shareholders may withdraw from or thereafter elect to participate in the Dividend Reinvestment Plan at any time by giving written or telephonic notice to the Transfer Agent. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Dividend Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Dividend Reinvestment Plan at any time on 30 days written notice to participants.


                   SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who have purchased or currently own $10,000 or more of Fund shares at the current market value may open a Systematic Withdrawal Plan ("Plan") and receive monthly or quarterly checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. Shareholders may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to the shareholder. Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.


                 INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

     Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributors to a traditional IRA. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

     Contributions to a Roth IRA are not currently deductible, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

     Like the Roth IRA, contributions to an Education IRA are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

     As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $500, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for taxpayers to consult with their personal tax adviser to determine the deductibility of their IRA contributions.

     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. See "Purchase of Fund Shares" and "Redemption of Fund Shares." Consultation with a tax adviser regarding the tax consequences is recommended.


                     MASTER RETIREMENT PLAN

     The Fund has available a master retirement plan (formally called a "Keogh" Plan) for self-employed individuals. Any person seeking additional information or wishing to participate in the Plan may contact the Fund. Consultation with a tax adviser regarding the tax consequences of the Plan is recommended.


                           BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiations of the commissions to be paid on such transactions. The Adviser selects a broker or dealer for the execution of a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific issuers of securities and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the U.S. economy.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto.


     Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. The Adviser may cause the Fund to pay a broker, which provides brokerage and research services to the Adviser, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     In instances where it is determined by the Adviser that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. However, commissions paid are generally lower than those paid prior to the elimination of fixed minimum rates in 1975 and are no higher than rates which could be obtained from other brokers or dealers who would also furnish comparable supplemental research and statistical services. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which are also utilized by the Adviser in managing the Fund's portfolio.

     The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 1998.

                   Amount of Commissions
                     Paid to Firms that       Amount of
                     Provided Research  Brokerage Transactions
                        Services(1)         Involved(1)
                   -------------------  -----------------------
    The Fund              $13,552           $7,078,883


      (1) The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

    The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

    The Adviser, which is the investment adviser to the Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc., as well as to the Fund, may occasionally make investment decisions which would involve the purchase or sale of securities for the portfolios of more than one of the funds at the same time. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the Adviser's policy not to favor one fund over another in making recommendations or in placing orders. If two or more of the Adviser's clients are purchasing a given security on the same day from the same broker or dealer, the Adviser may average the price of the transactions and allocate the average among the clients participating in the transactions. It is the Adviser's policy to allocate the commission charged by such broker or dealer to each fund in direct proportion to the number of shares bought or sold by the particular fund involved.

    Furthermore, the Adviser has adopted procedures that provide generally for the Adviser to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Adviser, and other advisory clients. The Adviser will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account (subject to certain exceptions) and each participating account will participate at the average share price for the bunched order on the same business day.

    The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The
Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

    Over-the-counter market purchases and sales are generally transacted directly with principal market makers who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly. The Fund paid aggregate brokerage commissions of approximately $165,936, $156,751 and $234,643 in fiscal 1996, 1997 and 1998, respectively.

                           PERFORMANCE DATA

    The Fund may quote a "total return" or an "average annual total return" from time to time in advertisements or in information furnished to present or prospective shareholders.
The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is determined by discounting the "total return" for the number of time periods represented. The rate represents the annual rate achieved on the initial investment to arrive at the ending redeemable value. The ending value assumes reinvestment of dividends and capital gains and the reduction of account charges, if any. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges. These values are computed according to the following formulas:


                                n
                         P(1+T)  = ERV
                              or
                     Total Return = ERV - 1
                                    ---
                                    P
                                        n
              Average Annual Total Return = the nth root of  ERV  - 1
                                                            -----
                                                             P


where:
P =   a hypothetical initial payment of $1000.
T =   average annual total return.
n =   number of years from initial investment to the end of the period.
ERV = at the end of the stated period, the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period.

                       For the Periods Ended December 31, 1998
                       ---------------------------------------
                      One Year      Five Years       Ten Years
                      --------      ----------       ---------
Total Return            1.67%        107.93%          337.32%
Average Annual
  Total Return          1.67%         15.77%           15.90%

     For purposes of these calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the net asset value calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the periods is made; and (3) all recurring fees that are charged to all shareholder accounts are included.

     These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

     The "total return" and "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund's performance.

     In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500r Index Composite Stock
Price, the National Association of Securities Dealers
Automated Quotation System, the Russell 2000 Index and the United States Department of Labor Consumer Price Index.
The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar , Inc., CDA Investment Technologies Inc. and Value Line, Inc.

                       CAPITAL STRUCTURE

     The Fund is authorized to issue (20,000,000) shares of Common Stock, $0.01 par value per share. Of these, the Board of Directors of the Fund has determined that an aggregate maximum of ten million shares (net of redemptions) are available for purchase by investors and ten million shares are reserved for reinvestment of capital gain and dividend distributions. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and holders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares.


                       STOCK CERTIFICATES

     The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund's transfer agent, Firstar , and direct that his account be credited with the shares. A shareholder may in writing direct Firstar at any time to issue a certificate for his shares without charge.


                         ANNUAL MEETING

     Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.


     In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing so to do by the record holders of not less than 10% of the outstanding shares of Common Stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940.

                      SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants, Arthur Andersen LLP, will be sent to shareholders.


                        YEAR 2000 ISSUES

     The "Year 2000" issue presents a significant technological challenge for the securities industry. Due to the limited memory and the high cost of storage space associated with early computer equipment, the century was implied rather than actually stored. As a result, many computer systems are unable to interpret dates beyond 1999. Software and hardware which is not designed to work across centuries may potentially malfunction on January 1, 2000. Because dates are part of every securities transaction, accurate date calculations are critical.

     The Fund has focused on the Year 2000 computer conversion issue and management believes that there should be a smooth transition on the part of suppliers of services to the Fund. The Fund's custodian bank and transfer agent has reported that the necessary conversion process is in progress, and it appears to have dedicated the appropriate level of resources to solve the problem.

     The Adviser has identified and is taking steps it believes are reasonably designed to resolve potential problems and address the Year 2000 issue, although there can be no assurances that such steps will be sufficient. The Adviser, which performs the Fund's internal accounting and pricing functions, is in the process of re-engineering its hardware to handle the century date, and has identified and is taking steps to resolve potential software problems. Some systems are currently compliant. Internal testing is ongoing, and the Fund expects that all systems will have been converted by mid-1999.

     In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on issuers whose securities are held by the Fund or on global markets or economies generally.


                  CUSTODIAN AND TRANSFER AGENT

     Firstar Bank acts as Custodian of the Fund.  Firstar,
615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund.
As such, Firstar Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Bank and Firstar do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

           INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee,
Wisconsin 53202, are the independent accountants for the Fund.
Michael Best & Friedrich LLP, 100 East Wisconsin Avenue,
Milwaukee, Wisconsin 53202, has passed on the legality of the shares of Common Stock of the Fund being offered.


                     FINANCIAL INFORMATION

     The schedule of investments, the financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended December 31,1999, are incorporated herein by reference.










                 Nicholas Limited Edition, Inc.




                           Form N-1A




                   PART C:  OTHER INFORMATION


                   PART C.  OTHER INFORMATION


Item 24.  Persons Controlled by or Under Common Control with  the Fund

      The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.


Item 25.  Indemnification

      Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission. In addition, Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

      The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify the Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.


Item  26.   Business  and  Other Connections  of  the  Investment Adviser


     Incorporated by reference to pages __-__ of the Statement of Additional Information pursuant to Rule 411 under the Securities
Act of 1933, as amended.


Item 27.  Principal Underwriters

           None.


Item 28.  Location of Accounts and Records

      All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of the Registrant, 700 North Water Street, Milwaukee, Wisconsin 53202 or Firstar , 615 East Michigan Street, Milwaukee, Wisconsin 53202.


Item 29.  Management Services

           None.


Item 30.  Undertakings

      The Registrant's By-Laws provide that it will indemnify its officers and directors for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant under the Securities Act of 1933 ("Act"), or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, the latest Annual Report to Shareholders which is incorporated by reference in the Prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934, as amended; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the Prospectus, to deliver, or cause to be delivered to each person to whom the Prospectus is sent or given, the latest Quarterly Report which is incorporated by reference in the Prospectus to provide such interim financial information.

                           SIGNATURES




      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nicholas Limited Edition, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned on the ____ day of February, 1999.


                            NICHOLAS LIMITED  EDITION, INC.




                              By:  /s/ Thomas J. Saeger
                                   ---------------------
                                       Thomas  J. Saeger,  Executive
                                       Vice President,
                                       Secretary, Chief  Financial
                                       Officer and Chief Accounting Officer


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February __, 1999.


/s/Albert  O. Nicholas                      President (Principal Executive
______________________                      Officer) and Director
   Albert O. Nicholas

/s/Melvin L. Schultz                        Director
______________________
   Melvin L. Schultz

/s/Thomas J. Saeger                         Executive Vice
______________________                      President, Chief Financial
   Thomas J. Saeger                         Officer, Chief  Accounting
                                            Officer and Director




             By:     /s/Thomas J. Saeger
                       Thomas J. Saeger, as
            Attorney-in-Fact for the above officers
               and directors, under authority of
              Powers of Attorney previously filed.

                        EXHIBIT INDEX

                                                                   Sequential
Exhibit No.            Description                                  Page No.
-----------            -----------                                 ----------
  (a)     Articles of Incorporation of Registrant (as amended)          *

  (b)     By-Laws of Registrant                                         *

  (c)     Specimen certificate evidencing common stock, $.01
          par value per share, of Registrant                            *

  (d)     Investment Advisory  Agreement  between Registrant
          and Nicholas Company, Inc                                     *

  (e)     Custodian Agreement between Registrant  and  First
          Wisconsin Trust Company                                       *

  (f)     Opinion of Michael Best &  Friedrich LLP,  counsel
          to  the  Registrant,  concerning  the  legality of
          Registrant's common stock,  including  consent  to
          the use thereof.                                             **

  (g)     Consent of Arthur Andersen LLP, independent public
          accountants.                                                 **

  (h)     Financial Data Schedule                                      **

  (*)     Powers of Attorney                                            *


*    Incorporated  by  reference  to previous  filings  with  the
     Securities and Exchange Commission.
**   To be filed by amendment

                        LIST OF CONSENTS

1.   Consent of Michael Best & Friedrich LLP
     (to be filed by amendment and included in Exhibit (i))


2.   Consent of Arthur Andersen LLP
     (to be filed by amendment and included as Exhibit (j))